                         Exhibit Index Begins on Page 8


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 1999



                            BALANCED CARE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




              DELAWARE                              1-13845                           25-1761898
   (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)



               1215 MANOR DRIVE, MECHANICSBURG, PENNSYLVANIA 17055 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)




        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 717-796-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On December 30, 1999, Balanced Care Corporation (the "Company"), certain direct and indirect subsidiaries of the Company (Balanced Care Realty at Altoona, Inc., Balanced Care Realty at Berwick, Inc., Balanced Care Realty at Lewistown, Inc., Balanced Care Realty at Mansfield, Inc., Balanced Care Realty at Martinsburg, Inc., Balanced Care Realty at Maumelle, Inc., Balanced Care Realty at Mountain Home, Inc., Balanced Care Realty at Peckville, Inc., Balanced Care Realty at Reading, Inc., Balanced Care Realty at Scranton, Inc., Balanced Care Realty at Sherwood, Inc. and Balanced Care Realty at State College, Inc., collectively the "Subsidiaries"), IPC Advisors S.a.r.l., a 49.97% stockholder of the Company ("IPC") and New Meditrust Company LLC ("Meditrust"), entered into a Memorandum of Understanding (the "Memorandum of Understanding"). In accordance with the Memorandum of Understanding, the Subsidiaries acquired the real property, improvements, furniture, fixtures and equipment of twelve Outlook Pointe(R) assisted living facilities located in Pennsylvania (7), Arkansas (3), Ohio (1) and West Virginia (1) (collectively, the "Tranche One Properties").

The Tranche One Properties consist of twelve Outlook Pointe(R) assisted living facilities and have an aggregate resident capacity of 720 beds. All of the Tranche One Properties were developed by the Company over the past three years, leased from Meditrust by either the Company or a third party operator, and managed by the Company prior to closing on December 30, 1999. The Company will continue to operate and manage the Tranche One Properties.

The aggregate purchase price for the Tranche One Properties was $52,073,054 (the "Tranche One Purchase Price"). The Tranche One Purchase Price was paid as follows: (a) $44,262,000 in cash by the Company (the "Cash Portion") and (b) $7,811,054 pursuant to a Promissory Note dated as of December 30, 1999 (the "Meditrust Note") made jointly by the Company and IPC in favor of Meditrust. The Tranche One Purchase Price was determined based on arms' length negotiations.

The Cash Portion of the Tranche One Purchase Price was funded as follows: (a) $5,262,000 in cash by the Company, (b) $32,000,000 in the form of a loan (the "Heller Loan") pursuant to a Loan Agreement dated as of December 30, 1999 (the "Heller Loan Agreement") entered into by and among the Subsidiaries and Heller Healthcare Finance, Inc. ("Heller"), and (c) $7,000,000 pursuant to a Series One 1999 BCC Discount Note (the "FRR Note") made by the Company in favor of FRR Investments Limited ("FRR").

The Meditrust Note has a maturity date of November 30, 2000. In the event the Company and IPC have exercised the Option relating to any Tranche Two Property (as described below), a "Required Prepayment" is due under the Meditrust Note at the Closing (as defined below) without any prepayment penalty or premium. Except as otherwise provided in the Meditrust Note, no interest shall accrue on the outstanding principal balance thereof.

The FRR Note has a maturity date of June 26, 2000. The FRR Note is a discount note with an issue price of $7,000,000, a maturity value of $7,424,580, and a yield of 12.6829% per annum. Except as otherwise provided in the FRR Note, no interest shall accrue on the outstanding principal balance thereof.

The Heller Loan has a maturity date of December 31, 2001. Interest on the Heller Loan accrues at a floating rate per annum equal to the Base Rate (as defined in the Heller Loan Agreement) plus 3.75%. The interest rate for each month will be fixed based upon the Base Rate in effect on the first business day of such month. Commencing on February 1, 2000, the Company will pay interest monthly in arrears on the first day of each month. In addition to monthly payments of interest, commencing on November 20, 2000 and on the 20th day after the end of each calendar month, the Company will pay 100% of the Excess Cash Flow (as defined in the Heller Loan Agreement).

As an inducement for IPC to enter into the Meditrust Note, IPC, Meditrust Mortgage Investments, Inc. ("MMI") and Meditrust Corporation ("MC", and together with MMI, the "Meditrust Parties") entered into a Right of First Refusal Agreement dated as of December 30, 1999 (the "Right of First Refusal Agreement"). Under the Right of First Refusal Agreement, in the event the Meditrust Parties desire to sell, give or otherwise transfer the 1,081,312 shares of common stock of the Company (the "Stock") owned by the Meditrust Parties to any party other than an entity that is a direct or indirect subsidiary of MC, the Meditrust Parties are obligated to offer in writing to sell the Stock to IPC on the same terms (the "Offer"). IPC has ten days after receipt of the Offer (the "Acceptance Period") to accept the Offer in writing. If the Offer is accepted by IPC, IPC must pay the purchase price set forth in the Offer on the tenth day after acceptance of the Offer (the "Payment Date"). If IPC does not elect to accept the Offer within the Acceptance Period or if IPC accepts the Offer and then fails to purchase the Stock on or before the Payment Date, the Meditrust Parties may transfer the stock to the proposed transferee but only in accordance with the terms of the Offer and only prior to the expiration of six months from the date of the Offer. After the expiration of said six month period or if the Meditrust Parties desire to transfer the Stock on terms other than as set forth in the Offer, the Meditrust Parties must first offer the Stock to IPC. The Right of First Refusal Agreement, unless sooner terminated in accordance with the terms thereof, will remain in effect until December 31, 2009.

As a further inducement for IPC to enter into the Meditrust Note, the Company entered into an Indemnification, Defense, Hold Harmless and Reimbursement Agreement dated as of December 29, 1999 (the "Indemnification Agreement") in favor of IPC, under which the Company has agreed to indemnify, defend and hold harmless IPC and certain other Indemnified Parties (as defined in the Indemnification Agreement") from any Losses (as defined in the Indemnification Agreement") arising under or otherwise related to or in connection with the Meditrust Note (including, without limitation, all payments made or to be made by IPC under the Meditrust Note), except for any Losses that arise as a result of the gross negligence or willful misconduct of any Indemnified Party or a breach of a fiduciary duty of IPC or any affiliate of IPC to the Company.

As an inducement for FRR to accept the FRR Note and as additional security for the Company's obligations under the Indemnification Agreement, the Company and the Subsidiaries have agreed to enter into a Stock Pledge Agreement (the "Stock Pledge Agreement") with IPC and FRR, under which the Company will pledge the stock of each of the Subsidiaries to IPC and FRR.

Notwithstanding the foregoing, the Company, the Subsidiaries, IPC, FRR and Heller have agreed to enter into a Subordination Agreement in favor of Heller. Under the Subordination Agreement, IPC and FRR will agree to subordinate their respective rights under the Stock Pledge Agreement, the FRR Note and the Indemnification Agreement in favor of Heller and will agree to refrain from taking any action against the collateral pledged under the Stock Pledge Agreement until the obligations under the Heller Loan Agreement are paid in full; provided, however, the Subordination Agreement will permit IPC, FRR and the Company, so long as no event of default exists under the Heller Loan Agreement, to pay and to collect such sums that are owed under the FRR Note and the Indemnification Agreement in accordance with the respective terms thereof.

In connection with the foregoing, the Company, IPC and Meditrust also entered into an Option Agreement dated as of December 30, 1999 (the "Option Agreement"), pursuant to which the Company and IPC have the right, but not the obligation (the "Option"), to designate various nominees (each, a "Designee") to acquire the real property, improvements, furniture, fixtures and equipment of an additional twelve Outlook Pointe(R) assisted living facilities located in Pennsylvania (3), Arkansas (2), Ohio (2), Virginia (2), and Tennessee (3) (collectively, the "Tranche Two Properties"). Hereinafter, the Company, IPC and their Designees may be referred to as the "Buyer".

The Tranche Two Properties consist of twelve Outlook Pointe(R) assisted living facilities and have an aggregate resident capacity of 773 beds. All of the Tranche Two Properties were developed by the Company over the past three years, and are currently leased from Meditrust by either the Company or a third party operator, and managed by the Company. The Company will continue to operate and manage the Tranche Two Properties following each Closing under the Option Agreement.

The Option is jointly exercisable by the Company and IPC upon 30 days' prior written notice to Meditrust (the "Option Notice") for the period commencing on January 2, 2000 and continuing up through and including October 31, 2000. The Company and IPC may not exercise the Option with respect to any single Tranche Two Property, but rather may only exercise the Option with respect to groups of three or more Tranche Two Properties. Therefore, the acquisition of the Tranche Two Properties may close in a series of transactions (each, a "Closing"), with the final Closing on any of the Tranche Two Properties to occur no later than November 30, 2000.

Once given, each Option Notice is irrevocable. If, after exercising the Option, the Buyer fails to close on any of the Tranche Two Properties for which an Option Notice was given, Meditrust may (a) accelerate the amount due under the Meditrust Note, (b) receive reimbursement for all reasonable out-of-pocket expenses (including attorneys' fees and expenses), and (c) terminate the Option Agreement, all as more specifically set forth in the Option Agreement.

The aggregate purchase price for the Tranche Two Properties is $45,530,946 (the "Tranche Two Purchase Price"). The Tranche Two Purchase Price is allocated among the Tranche Two Properties as more specifically set forth in the Option Agreement (each, a "Facility Purchase Price"). The Facility Purchase Price for each Tranche Two Property for which an Option Notice has been given shall be paid to Meditrust at Closing. The Tranche Two Purchase Price was determined based on arms' length negotiations.

The Memorandum of Understanding, the Option Agreement, the Right of Refusal Agreement, the Heller Loan Agreement, the Meditrust Note, the FRR Note, and the Indemnification Agreement are attached hereto as exhibits and incorporated by reference herein.

ITEM 5. OTHER EVENTS.

SALE OF SKILLED NURSING OPERATIONS

As described in the press release dated January 13, 2000, attached as Exhibit 99.3, the Company announced it had entered into a definitive purchase agreement with Christian Health Care Services of Missouri, Inc. to sell its Missouri operations, consisting of ten skilled nursing facilities with 1,135 beds and nine assisted and independent living facilities with 245 beds. The sale closed on January 12, 2000. Details of the terms of this transaction will be reported in a separate Current Report on Form 8-K.

EQUITY FUNDING

As described in the Company's press releases dated December 15, 1999 and December 21, 1999 attached hereto as Exhibits 99.1 and 99.2 respectively, and as previously reported by the Company on its Current Report on Form 8-K dated October 8, 1999, the Company announced it had received stockholder approval to issue 13,400,000 shares of common stock, par value $0.001, to IPC at a price per share of $1.25 for an aggregate purchase price of $16,750,000. Upon receipt of stockholder approval, the 3,300,000 shares of Series C Convertible Preferred Stock, par value $0.001, previously issued to IPC on October 11, 1999 at a price per share of $1.25 for an aggregate purchase price of $4,125,000 automatically converted into 3,300,000 shares of common stock. In accordance with the Stock Subscription Agreement between the Company and IPC dated October 8, 1999 (as amended and restated October 11, 1999), on December 21, 1999, IPC was issued an aggregate of 16,700,000 shares of common stock, which represents 49.97% of the outstanding shares of common stock of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Pro forma financial information will be submitted within the time period specified.

(c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K Pursuant to Item 601 of Regulation S-K:


Exhibit
Number            Description
------            -----------
 4.1              Subscription Agreement dated October 8, 1999, as amended and restated October 11, 1999, between the Company and IPC
                  (incorporated by reference to Exhibit 4.1 to the Company's
                  8-K dated October 8, 1999).

10.1              Memorandum of Understanding by and among New Meditrust
                  Company LLC, IPC Advisors S.a.r.l., Balanced Care
                  Corporation, and Balanced Care Realty at Altoona, Inc., Balanced Care Realty at Berwick, Inc., Balanced Care Realty at Lewistown, Inc., Balanced Care Realty at Mansfield, Inc., Balanced Care Realty at Martinsburg, Inc., Balanced Care Realty at Maumelle, Inc., Balanced Care Realty at Mountain Home, Inc., Balanced Care Realty at Peckville, Inc., Balanced Care Realty at Reading, Inc., Balanced Care Realty at Scranton, Inc., Balanced Care Realty at Sherwood, Inc., and Balanced Care Realty at State College, Inc. dated as of December 30, 1999 (filed herewith)

10.2 Option Agreement by and among New Meditrust Company LLC, IPC Advisors S.a.r.l., and Balanced Care Corporation dated as of December 30, 1999 (filed herewith)

10.3 Promissory Note made by Balanced Care Corporation and IPC Advisors S.a.r.l. in favor of New Meditrust Company LLC dated December 30, 1999 (filed herewith)

10.4 Loan Agreement by and among Heller Healthcare Finance, Inc., Balanced Care Realty at Berwick, Inc., Balanced Care at Lewistown, Inc., Balanced Care Realty at Mansfield, Inc., Balanced Care Realty at Martinsburg, Inc., Balanced Care Realty at Maumelle, Inc., Balanced Care Realty at Mountain Home, Inc., Balanced Care Realty at Peckville, Inc., Balanced Care Realty at Reading, Inc., Balanced Care Realty at Scranton, Inc., Balanced Care Realty at Sherwood, Inc., and Balanced Care Realty at State College, Inc. dated as of December 30, 1999 (filed herewith)

10.5 Series One 1999 BCC Discount Note made by Balanced Care Corporation in favor of FRR Investments Limited dated December 29, 1999 (filed herewith)

10.6 Indemnification, Defense, Hold Harmless and Reimbursement Agreement by and between Balanced Care Corporation and IPC Advisors S.a.r.l. dated as of December 29, 1999 (filed herewith)

10.7 Right of First Refusal Agreement by and among Meditrust Mortgage Investments, Inc., Meditrust Corporation, and IPC Advisors S.A.R.L. dated as December 30, 1999 (filed herewith)

99.1              Press release of the Company dated December 15, 1999

99.2              Press release of the Company dated December 21, 1999

99.3              Press release of the Company dated January 13, 2000

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      BALANCED CARE CORPORATION

                                      /s/ Brad E. Hollinger
                                      ---------------------

Date:    January 14, 2000             By: Brad E. Hollinger
                                          Chairman of the Board,
                                          President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
 4.1              Subscription Agreement dated October 8, 1999, as amended and restated October 11, 1999, between the Company and IPC
                  (incorporated by reference to Exhibit 4.1 to the Company's
                  8-K dated October 8, 1999).

10.1              Memorandum of Understanding by and among New Meditrust
                  Company LLC, IPC Advisors S.a.r.l., Balanced Care
                  Corporation, and Balanced Care Realty at Altoona, Inc., Balanced Care Realty at Berwick, Inc., Balanced Care Realty at Lewistown, Inc., Balanced Care Realty at Mansfield, Inc., Balanced Care Realty at Martinsburg, Inc., Balanced Care Realty at Maumelle, Inc., Balanced Care Realty at Mountain Home, Inc., Balanced Care Realty at Peckville, Inc., Balanced Care Realty at Reading, Inc., Balanced Care Realty at Scranton, Inc., Balanced Care Realty at Sherwood, Inc., and Balanced Care Realty at State College, Inc. dated as of December 30, 1999 (filed herewith)

10.2 Option Agreement by and among New Meditrust Company LLC, IPC Advisors S.a.r.l., and Balanced Care Corporation dated as of December 30, 1999 (filed herewith)

10.3 Promissory Note made by Balanced Care Corporation and IPC Advisors S.a.r.l. in favor of New Meditrust Company LLC dated December 30, 1999 (filed herewith)

10.4 Loan Agreement by and among Heller Healthcare Finance, Inc., Balanced Care Realty at Berwick, Inc., Balanced Care at Lewistown, Inc., Balanced Care Realty at Mansfield, Inc., Balanced Care Realty at Martinsburg, Inc., Balanced Care Realty at Maumelle, Inc., Balanced Care Realty at Mountain Home, Inc., Balanced Care Realty at Peckville, Inc., Balanced Care Realty at Reading, Inc., Balanced Care Realty at Scranton, Inc., Balanced Care Realty at Sherwood, Inc., and Balanced Care Realty at State College, Inc. dated as of December 30, 1999 (filed herewith)

10.5 Series One 1999 BCC Discount Note made by Balanced Care Corporation in favor of FRR Investments Limited dated December 29, 1999 (filed herewith)

10.6 Indemnification, Defense, Hold Harmless and Reimbursement Agreement by and between Balanced Care Corporation and IPC Advisors S.a.r.l. dated as of December 29, 1999 (filed herewith)

10.7 Right of First Refusal Agreement by and among Meditrust Mortgage Investments, Inc., Meditrust Corporation, and IPC Advisors S.A.R.L. dated as December 30, 1999 (filed herewith)

99.1              Press release of the Company dated December 15, 1999

99.2              Press release of the Company dated December 21, 1999

99.3              Press release of the Company dated January 13, 2000